EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Norman Roegner III, the Chief Executive Officer hereby certify, that, to my knowledge:

(1)

The Quarterly Report on Form 10-Q for the period ended December 31, 2021 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2022	By:	/s/ Norman Roegner III
Norman Roegner III
Chief Financial Officer (Principal Financial Officer)

[A signed original of this written statement required by Section 906 has been provided to Dynatronics Corporation and will be retained by Dynatronics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]